CONSENT OF COUNSEL

     We hereby consent to the use of our opinion included herein and to all references to this firm under the heading "Legal Matters" in the Prospectus constituting a part of this Registration Statement of IVAX Corporation on Form S-4.

                              STEARNS WEAVER MILLER WEISSLER
                              ALHADEFF & SITTERSON, P.A.

Miami, Florida
June 29, 1995